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EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration
Statements:

     1. Registration Statement (Form S-3 No. 333-85030, No. 333-85030-01, No. 333-85030-02, and No. 333-85030-03), as amended, of Toll Brothers, Inc. Toll Corp., First Huntingdon Finance Corp. and Toll Finance Corp. and in the related Prospectus,
     2.  Registration Statement (Form S-4 No. 333-128683, No. 333-128683-01, No.
         333-128683-02, No. 333-128683-03, and No. 333-128683-04), as amended, of Toll Brothers Finance Corp., Toll Brothers, Inc., Toll Corp., Toll Finance Corp., First Huntingdon Finance Corp., and the additional registrants named therein, and in the related Prospectus,
     3. Registration Statement (Form S-8 No. 33-60180) pertaining to the Amended and Restated Stock Option Plan (1986) of Toll Brothers, Inc.,
     4. Registration Statement (Form S-8 No. 33-16250) pertaining to the Amended and Restated Stock Purchase Plan of Toll Brothers, Inc.,
     5. Registration Statement (Form S-8 No. 33-60285) pertaining to the Key Executives and Non-Employee Directors Stock Option Plan (1993), as amended, of Toll Brothers, Inc.,
     6. Registration Statements (Form S-8 No. 33-60289 and No. 333-69274) pertaining to the Stock Option and Incentive Stock Plan (1995), of Toll Brothers, Inc., and
     7. Registration Statement (Form S-8 No. 333-57645 and No. 333-113721) pertaining to the Stock Incentive Plan (1998) of Toll Brothers, Inc.;

of our reports dated December 14, 2005, with respect to the consolidated financial statements of Toll Brothers, Inc. and subsidiaries, Toll Brothers, Inc. management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Toll Brothers, Inc. included in this Annual Report (Form 10-K) for the year ended October 31, 2005.

                                                         Ernst & Young LLP


Philadelphia, Pennsylvania
January 6, 2006